LEHMAN BROTHERS LOGO                                          [LOGO] UBS WARBURG

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2002-C1
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-C1

                                 $1,240,331,093
                                  (APPROXIMATE)
                          INITIAL MORTGAGE POOL BALANCE

                             [MAP OF UNITED STATES]

            California       31.00%            Minnesota         0.58%
              Texas           9.23%             Michigan         0.47%
           Connecticut        7.71%           Pennsylvania       0.45%
             Florida          7.33%               Ohio           0.44%
             Maryland         7.26%             Missouri         0.37%
             New York         7.11%          South Carolina      0.35%
              Nevada          6.77%              Kansas          0.33%
            Louisiana         3.92%             Alabama          0.30%
             Virginia         2.95%              Hawaii          0.20%
          North Carolina      2.88%         Washington, D.C.     0.15%
             Georgia          1.97%             Colorado         0.14%
            Tennessee         1.77%              Maine           0.13%
             Arizona          1.71%             Oklahoma         0.09%
             Kentucky         0.99%          Massachusetts       0.07%
            Wisconsin         0.92%             Arkansas         0.06%
          New Hampshire       0.88%           Rhode Island       0.05%
             Indiana          0.73%              Oregon          0.03%
            New Jersey        0.67%

                    % of Initial Pool by Cut-Off Date Balance

LEHMAN BROTHERS                                                      UBS WARBURG

                              SALOMON SMITH BARNEY

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2002-C1
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-C1

==================================================================================================================================
CLASS(1)      ORIGINAL FACE          RATINGS            COUPON        INITIAL   WTD AVG LIFE      PRINCIPAL          OFFERING
                 AMOUNT           (MOODY'S/S&P)       DESCRIPTION     COUPON    (YEARS) (2)       WINDOW(2)            TYPE
----------------------------------------------------------------------------------------------------------------------------------
   A-1          $60,000,000          AAA/Aaa          Fixed Rate                   3.32         04/02-11/06           Public
----------------------------------------------------------------------------------------------------------------------------------
   A-2          $88,000,000          AAA/Aaa          Fixed Rate                   5.50         11/06-10/08           Public
----------------------------------------------------------------------------------------------------------------------------------
   A-3         $269,000,000          AAA/Aaa          Fixed Rate                   5.71         04/02-06/11           Public
----------------------------------------------------------------------------------------------------------------------------------
   A-4         $122,000,000          AAA/Aaa          Fixed Rate                   7.03         10/08-06/11           Public
----------------------------------------------------------------------------------------------------------------------------------
   A-5         $454,815,000          AAA/Aaa          Fixed Rate                   9.68         06/11-02/12           Public
----------------------------------------------------------------------------------------------------------------------------------
    B           $48,063,000           AA/Aa2         Fixed Rate(3)                 9.88         02/12-02/12           Public
----------------------------------------------------------------------------------------------------------------------------------
    C           $18,605,000          AA-/Aa3         Fixed Rate(3)                 9.88         02/12-02/12           Public
----------------------------------------------------------------------------------------------------------------------------------
    D           $10,852,000           A+/A1          Fixed Rate(3)                 9.88         02/12-02/12           Public
----------------------------------------------------------------------------------------------------------------------------------
    E           $18,605,000            A/A2          Fixed Rate(3)                 9.88         02/12-02/12           Public
----------------------------------------------------------------------------------------------------------------------------------
    F           $24,807,000           A-/A3          Fixed Rate(3)                 9.88         02/12-02/12           Public
----------------------------------------------------------------------------------------------------------------------------------
    G           $20,155,000         BBB+/Baa1        Fixed Rate(3)                 9.90         02/12-03/12        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    H           $18,605,000          BBB/Baa2            WAC(4)                    9.97         03/12-03/12        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    J           $17,055,000         BBB-/Baa3           WAC(4)                     9.97         03/12-03/12        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    K           $12,403,000          BB+/Ba1          Fixed Rate                   9.97         03/12-03/12        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    L           $13,954,000           BB/Ba2          Fixed Rate                   9.98         03/12-04/12        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    M            $6,202,000          BB-/Ba3          Fixed Rate                  10.05         04/12-04/12        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    N            $6,201,000           B+/B1           Fixed Rate                  10.05         04/12-04/12        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    P            $6,202,000            B/B2           Fixed Rate                  10.54         04/12-01/13        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    Q            $4,651,000           B-/B3           Fixed Rate                  10.80         01/13-01/13        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    S            $3,101,000          CCC/Caa2         Fixed Rate                  10.80         01/13-01/13        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    T           $17,055,092             NR            Fixed Rate                  10.80         01/13-01/13        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
  X-CL       $1,240,331,092(5)       AAA/Aaa        Variable I/O(8)              8.02(6)      04/02-01/13(7)       Private 144A
----------------------------------------------------------------------------------------------------------------------------------
  X-CP         $966,844,401(5)       AAA/Aaa        Variable I/O(8)              5.87(6)      03/05-03/09(7)       Private 144A
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL      $1,240,331,092             --                --                        --                --                --
==================================================================================================================================

(1) Sequential pay structure except in the case of Class A-2, Class A-3, Class A-4, Class A-5, Class X-CL and Class X-CP, which receive interest pro-rata with Class A-1. ___________% of the Principal Distribution Amount to Class A-3 (until such class is retired), and the balance of the Principal Distribution Amount to Class A-1, A-2, and A-4 in numeric sequential order until such class is retired. After Class A-4 is retired, principal up to the Principal Distribution Amount to Class A-5 until such class is retired, unless and until the principal balances of Classes B through T are retired, thereafter the A Classes receive principal pro rata.

(2) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.

(3) For any distribution date, if the weighted average of certain net interest rates on the mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.

(4) "WAC" describes a variable coupon equal, for any distribution dates, to the weighted average of certain net interest rates on the underlying mortgage loans.

(5)  Represents the notional amount.

(6)  Represents weighted average life of the notional amount.

(7)  Represents period over which the notional amount will be reduced to zero.

(8) Class X-CL and Class X-CP certificates have rights to the excess interest on all underlying mortgage loans.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

CERTAIN OFFERING POINTS

     o ORIGINATORS OF COLLATERAL. The collateral consists of 141 mortgage loans (the "Mortgage Loans") with a principal balance, as of March 11, 2002 (the "Cut-Off Date"), of approximately $1.24 billion. Generally, the mortgage loans were originated by affiliates of Lehman Brothers Bank FSB or UBS Warburg Real Estate Investments Inc., either directly or through conduit correspondents.

     o CALL PROTECTION. 100.0% of the Mortgage Loans contain call protection provisions. As of the Cut-Off Date, 100.0% of the Mortgage Loans provide for an initial lockout period. Following their initial lockout periods, 135 Mortgage Loans representing 93.4% of the initial mortgage pool balance prohibit voluntary prepayments but permit defeasance for some part of their remaining terms. The Mortgage Loans are generally prepayable without penalty between zero to six months prior to Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of two months.

     o    NO LOAN IS DELINQUENT 30 DAYS OR MORE AS OF THE CUT-OFF DATE.

     o WEIGHTED AVERAGE REMAINING LOCK-OUT PERIOD AND, IF APPLICABLE, DEFEASANCE OF 96.3 MONTHS.

     o $8,796,674 AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE; $7,074,324 AVERAGE LOAN BALANCE EXCLUDING THE TWO A NOTE INVESTMENT GRADE LOANS AS THE CUT-OFF DATE.

     o 1.56x WEIGHTED AVERAGE UNDERWRITTEN DEBT SERVICE COVERAGE RATIO ("U/W DSCR"), BASED ON UNDERWRITTEN NET CASH FLOW, AS OF THE CUT-OFF DATE.

     o    65.0% WEIGHTED AVERAGE LOAN TO VALUE ("LTV") AS OF THE CUT-OFF DATE.

     o    57.1% WEIGHTED AVERAGE LTV AT MATURITY OR ARD.

     o THERE WILL BE TEN INVESTMENT GRADE LOANS TO BE INCLUDED IN THE MORTGAGE POOL (the Mortgage Loans secured by Fashion Valley Mall, 400 Atlantic Street, U-Haul Portfolio, 235 Second Street, Westfield Portfolio and Lakeside at Loudon I & II, respectively), representing in the aggregate 31.6% of the initial mortgage pool balance as of the Cut-Off Date, which have been confirmed to us by S&P and Moody's, in the context of their inclusion in the securitization trust, as having investment grade credit characteristics (the "Investment Grade Loans").

     o TWO OF THE INVESTMENT GRADE LOANS ARE THE A NOTE LOANS OF THE "A/B NOTE" STRUCTURE ("FASHION VALLEY MALL A NOTE LOAN" AND "400 ATLANTIC STREET A NOTE LOAN"): As of the Cut-Off Date, the Fashion Valley Mall A Note Loan ($170,000,000) has a 51.2% LTV and a 1.95x U/W DSCR. S&P and Moody's have confirmed to us that the Fashion Valley Mall A Note Loan, in the context of its inclusion in the securitization trust, has credit characteristics consistent with obligations rated AA+/Aa2, respectively. Additionally, the Fashion Valley Mall Loan has a "Companion Loan" evidenced by a B Note and secured by the same collateral. S&P and Moody's have confirmed to us that such Companion Loan, or the securities backed thereby, has credit characteristics consistent with an obligation rated investment grade (BBB+/A3). As of the Cut-Off Date, the 400 Atlantic Street A Note Loan ($87,000,000) has a 43.5% LTV and a 2.38x U/W DSCR. S&P and Moody's have confirmed to us that 400 Atlantic Street A Note Loan, in the context of its inclusion in the securitization trust, has credit characteristics consistent with obligations rated AA-/A2, respectively. Additionally, the 400 Atlantic Street Loan has a "Companion Loan" evidenced by a B Note and secured by the same collateral. S&P and Moody's have confirmed to us that such Companion Loan, or the securities backed thereby, has credit characteristics consistent with an obligation rated (BB+/Ba1), respectively.

     o PROPERTY TYPE DIVERSIFICATION (BY ALLOCATED PROPERTY BALANCE): 36.9% Retail (18.3% Anchored, 15.4% Regional Mall and 3.2% Unanchored); 32.0% Office; 16.2% Multifamily; 6.0% Self-Storage; 5.4% Industrial/Warehouse; 1.9% Mobile Home Park; 1.7% Hotel.

     o GEOGRAPHIC DISTRIBUTION (BY BALANCE): The properties are distributed throughout 34 states and the District of Columbia. California (31.0%); Texas (9.2%); Connecticut (7.7%); Florida (7.3%); Maryland (7.3%); New York (7.1%); Nevada (6.8%); Louisiana (3.9%); Virginia (2.9%) and North Carolina (2.9%). All other states and the District of Columbia are less than or equal to 2% each.

     o MONTHLY INVESTOR REPORTING: Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy information, to the extent delivered by borrowers, will be available to Certificateholders through the Trustee.

     o    CASH FLOWS WILL BE MODELED ON BLOOMBERG.

     Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to the total scheduled principal balance of the entire mortgage pool as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are derived using Cut-Off Date Balances; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

RATING AGENCIES:         Standard and Poor's, a division of The McGraw-Hill
                         Companies, Inc. ("S&P") and Moody's Investors Service,
                         Inc. ("Moody's")

TRUSTEE:                 LaSalle Bank National Association

FISCAL AGENT:            ABN AMRO Bank N.V.

MASTER SERVICER:         First Union National Bank

SPECIAL SERVICER:        Lennar Partners, Inc.

CLOSING DATE:            Week of March 25, 2002

CUT-OFF DATE:            March 11, 2002

PUBLIC
CERTIFICATES:            Classes A-1, A-2, A-3, A-4, A-5, B, C, D, E and F

PRIVATE
CERTIFICATES*:           Classes X-CL, X-CP, G, H, J, K, L, M, N, P, Q, S and T
                         *The Private Certificates are not offered hereby.

ERISA: Classes A-1, A-2, A-3, A-4, A-5, B, C, D, E and F are expected to be eligible for the lead managers' individual prohibited transaction exemption.

DETERMINATION DATE:      11th day of each month or, if such day is not a
                         business day, then the following business day.

DISTRIBUTION DATE:       Pays on the 4th business day after Determination Date
                         of each month, commencing in April 2002.

OPTIONAL CALL:           1% Clean-up Call.

MORTGAGE LOANS:          As of the Cut-Off Date, the Mortgage Loans have a
                         weighted average coupon ("WAC") of 7.187% per annum and a weighted average remaining term to maturity of 103 months (assuming that the ARD loans pay in full on their respective anticipated repayment dates). See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

CREDIT
ENHANCEMENT:             Credit enhancement for each class of offered
                         Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:           As to any Distribution Date, the total amount of
                         payments (or advances in lieu thereof) and other collections of principal on the Mortgage Loans that is distributable to the Certificateholders is herein referred to as the "Principal Distribution
                         Amount". Principal and interest payments will generally be made to Certificateholders in the following order:

                         1) Interest to Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class X-CL and Class X-CP pro rata,

                         2) ___________% of the Principal Distribution Amount to Class A-3 (until such class is retired), and the balance of the Principal Distribution Amount to Class A-1, A-2, and A-4 in numeric sequential order until such class is retired,

                         3) After Class A-4 is retired, principal up to the Principal Distribution Amount to Class A-5 until such class is retired, (1)


                         4) Interest to Class B, and then, after Class A-5 is retired, principal up to the Principal Distribution Amount to Class B until such Class is retired,

                         5) Interest to Class C, and then, after Class B is retired, principal up to the Principal Distribution Amount to Class C until such Class is retired,

                         6) Interest to Class D, and then, after Class C is retired, principal up to the Principal Distribution Amount to Class D until such Class is retired,

                         7) Interest to Class E, and then, after Class D is retired, principal up to the Principal Distribution Amount to Class E until such Class is retired,

                         8) Interest to Class F, and then, after Class E is retired, principal up to the Principal Distribution Amount to Class F until such Class is retired; interest and principal up to the related Principal Distribution Amount to Classes G, H, J, K, L, M, N, P, Q, S and T Classes, sequentially.

                         (1) A-1, A-2, A-3, A-4 and A-5 Classes are pro rata if Classes B through T are retired.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

REALIZED LOSSES:         Realized Losses from any Mortgage Loan will be
                         allocated in reverse sequential order (i.e., Classes T, S, Q, P, N, M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through T have been retired by losses, Realized Losses shall be applied to the Classes
                         A-1, A-2, A-3, A-4 and A-5 pro-rata.

APPRAISAL REDUCTIONS:    With respect to certain specially serviced Mortgage
                         Loans as to which an appraisal is required, including any Mortgage Loan that becomes 60 days (or, in the case of a balloon payment, depending on the circumstances 20 to 30 days) delinquent as to any payment of principal and/or interest, an Appraisal Reduction Amount may be created, generally in the amount, if any, by which the unpaid and unadvanced principal balance of such Mortgage Loan, together with unadvanced interest, unreimbursed advances and certain other items, exceeds the sum of 90% of the appraised value of the related
                         Mortgaged Property, plus certain escrows, letters of credit and reserve funds. The Appraisal Reduction
                         Amount will reduce proportionately the P&I Advance for that loan, which reduction may result in a shortfall of interest to one or more of the most subordinate classes of interest-bearing certificates outstanding. The
                         Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                                              MINIMUM      INCREMENTS
                   CLASSES                  DENOMINATION   THEREAFTER   DELIVERY
--------------------------------------------------------------------------------
A-1, A-2, A-3, A-4, A-5, B, C, D, E AND F     $10,000          $1          DTC

PREPAYMENT PREMIUMS(1)

=======================================================================================================================
    PREPAYMENT       4/02     4/03     4/04     4/05     4/06     4/07     4/08      4/09     4/10     4/11     4/12
     PREMIUM
-----------------------------------------------------------------------------------------------------------------------
LOCK-OUT / DEF.     100.0%     97.5%   95.7%     94.6%   93.2%    93.5%    93.5%    93.4%   97.2%      95.8%   100.0%
-----------------------------------------------------------------------------------------------------------------------
YIELD MAINTENANCE     -         2.5%    4.3%      5.4%    6.8%     6.5%    5.0%      6.6%   2.8%       2.9%      -

=======================================================================================================================
    SUB TOTAL:      100.0%    100.0%  100.0%    100.0%  100.0%    100.0%   98.5%    100.0%  100.0%     98.7%   100.0%
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
        2%            -     -        -        -           -         -        -        -        -         -       -
-----------------------------------------------------------------------------------------------------------------------
        1%            -     -        -        -           -         -        -        -        -         -       -
-----------------------------------------------------------------------------------------------------------------------
       OPEN           -     -        -        -           -         -      1.5%       -        -       1.3%      -
=======================================================================================================================
      TOTAL:        100.0%  100.0%   100.0%   100.0%    100.0%    100.0%  100.0%    100.0%   100.0%   100.0%   100.0%
=======================================================================================================================

(1) Each percentage represents percentage of then outstanding balance as of the date shown, assuming no prepayments or defaults and ARD loans mature and payoff on their respective anticipated repayment dates.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING

ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

OPEN PREPAYMENT PERIOD AT END OF LOAN (I.E. PRIOR TO MATURITY DATE OR ARD, AS APPLICABLE):

============================================================================
     OPEN PERIOD AT END          NUMBER OF LOANS          % OF INITIAL
         OF LOAN(1)                                       POOL BALANCE
----------------------------------------------------------------------------
            NONE                        22                    10.7%
----------------------------------------------------------------------------
          1 MONTH                       33                    22.4%
----------------------------------------------------------------------------
          2 MONTHS                      28                    18.9%
----------------------------------------------------------------------------
          3 MONTHS                      55                    44.8%
----------------------------------------------------------------------------
          4 MONTHS                      2                      1.8%
----------------------------------------------------------------------------
          6 MONTHS                      1                      1.3%
============================================================================
           TOTAL:                      141                   100.0%
============================================================================
(1) Weighted average open period through maturity of the mortgage loans is two months.

RESERVES:                The table below does not include the Investment Grade
                         Loans that have been confirmed by S&P and Moody's, as having in the context of their inclusion in the trust, credit characteristics consistent with obligations rated investment grade.

================================================================================
                                                         % OF CONDUIT LOANS
      ESCROW TYPES(1)                                       W/ESCROWS(2)
--------------------------------------------------------------------------------
Replacement Reserves                                           100.0%
--------------------------------------------------------------------------------
Taxes                                                           99.7%
--------------------------------------------------------------------------------
Insurance                                                     88.0%(3)
--------------------------------------------------------------------------------
TI & LC (Industrial)                                           100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                                96.2%
--------------------------------------------------------------------------------
TI & LC (Office)                                                90.3%
================================================================================
(1) Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit.
(2)  As of the Cut-Off Date.
(3) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.

CASH MANAGEMENT:         Mortgage Loans representing 96.3% of the initial
                         mortgage pool balance employ cash management systems.

================================================================================
                                                      MORTGAGE POOL
--------------------------------------------------------------------------------
Springing Lockbox                                 51.8% of Initial Pool Balance
--------------------------------------------------------------------------------
Hard Lockbox (1)                                  40.5% of Initial Pool Balance
--------------------------------------------------------------------------------
Soft Lockbox                                       4.1% of Initial Pool Balance
================================================================================
(1) Includes lockboxes that are under lender's control and are subject to cash management agreements which require daily or periodic sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FASHION VALLEY
MALL A NOTE:             The Fashion Valley Mall A Note Loan and the related
                         "Companion Loan" are the products of the bifurcation of an original whole loan into two separate loans: a senior A Note and a subordinate B Note. The A Note has been deposited into the trust and is entitled to monthly principal and interest payments. The B Note, which has not been deposited into the trust, is not entitled to any payments of principal until the A Note is retired. The A Note or securities backed thereby, have been confirmed by S&P and Moody's to have credit characteristics, in the context of its inclusion in the securitization trust, consistent with obligations rated investment grade. The following table provides a summary of that loan:

=================================================================================================================================
 FASHION VALLEY     PROPERTY      CUT-OFF DATE       % OF      TERM TO    AMORTIZATION      U/W      LTV(6)         RATINGS
      MALL            TYPE           BALANCE         LOAN     MATURITY        TERM         DSCR                  (S&P/MOODY'S)
---------------------------------------------------------------------------------------------------------------------------------
     A Note      Regional Mall    $170,000,000      85.4%      7 years     30 years(2)   1.95x(3)    51.2%         AA+/Aa2(7)
---------------------------------------------------------------------------------------------------------------------------------
   B Note(1)     Regional Mall     $29,123,706      14.6%      7 years      30 years     1.71x(4)    60.0%(5)       BBB+/A3
=================================================================================================================================
TOTAL / WEIGHTED AVERAGE:         $199,123,706     100.0%      7 YEARS      30 YEARS      1.71x      60.0%             --
=================================================================================================================================

(1)  Privately placed.
(2) Amortization calculated based on combined principal balance of A Note and B Note.
(3) Calculated based on underwritten net cashflow of $25,883,685 and the actual debt constant of 7.79%.
(4) Calculated based on underwritten net cashflow of $25,883,685 and the actual debt constant of 7.58%.
(5)  Including A Note Balance.
(6)  Based on $332,000,000 appraised value dated as of June 2001.
(7) S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by S&P and Moody's that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

400 ATLANTIC
STREET A NOTE:           The 400 Atlantic Street A Note Loan and the related
                         "Companion Loan" are the products of the bifurcation of an original whole loan into two separate loans: a senior A Note and a subordinate B Note. The A Note has been deposited into the trust and is entitled to monthly principal and interest payments. The B Note, which has not been deposited into the trust, is not entitled to any payments of principal until the A Note is retired. The A Note or securities backed thereby, have been confirmed by S&P and Moody's to have credit characteristics, in the context of its inclusion in the securitization trust, consistent with obligations rated investment grade. The following table provides a summary of that loan:

=================================================================================================================================
  400 ATLANTIC      PROPERTY      CUT-OFF DATE       % OF      TERM TO    AMORTIZATION      U/W      LTV(6)         RATINGS
     STREET           TYPE           BALANCE         LOAN     MATURITY        TERM         DSCR                 (S&P/ MOODY'S)
---------------------------------------------------------------------------------------------------------------------------------
     A Note          Office        $87,000,000       74.5%    10 years     30 years(2)    2.38x(3)    43.5%         AA-/A2(7)
---------------------------------------------------------------------------------------------------------------------------------
    B Note(1)        Office        $29,779,310       25.5%    10 years      30 years      1.84x(4)    58.4%(5)       BB+/Ba1
=================================================================================================================================
TOTAL / WEIGHTED AVERAGE:         $116,779,310      100.0%    10 YEARS      30 YEARS       1.84x      58.4%            --
=================================================================================================================================

(1)  Privately placed.
(2) Amortization calculated based on combined principal balance of A Note and B Note. Additionally, from and after the 60th payment date, excess cash flow is swept and applied to principal in an amount equal to the lessor of (x) the excess cash flow from the property and (y) $76,667.
(3) Calculated based on underwritten net cashflow of $16,925,484 and the actual debt constant of 8.19%.
(4) Calculated based on underwritten net cashflow of $16,925,484 and the actual debt constant of 7.87%.
(5)  Including A Note Balance.
(6)  Based on $200,000,000 appraised value dated as of October 2001.
(7) S&P and Moody's have confirmed to us that the ratings in this row reflect an assessment by S&P and Moody's that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

INVESTMENT GRADE LARGE MORTGAGE LOANS:

================================================================================================================================
                                                        FASHION VALLEY MALL
================================================================================================================================
A NOTE CUT-OFF DATE BALANCE:                  $170,000,000
--------------------------------------------------------------------------------------------------------------------------------
COUPON(1):                                    6.500%
--------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                   10/11/2008
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                10/11/2031
--------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD                                   7 years
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 30 years
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      Simon Property Group and Prime Property Fund
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY(2):                                  Super-regional mall with 1,710,035 square feet of gross leaseable area
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     San Diego, California
--------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                   1969; expanded & renovated 1981, 1997
--------------------------------------------------------------------------------------------------------------------------------
2001 IN-LINE SALES/SF:                        $563
--------------------------------------------------------------------------------------------------------------------------------
2001 IN-LINE COST OF OCCUPANCY:               9.6%
--------------------------------------------------------------------------------------------------------------------------------
ANCHORS(3):                                   Neiman Marcus (105,144 square feet, credit rating of BBB/Baa2), Saks Fifth Avenue
                                              (80,000 square feet, credit rating of BB/B1), Nordstrom (220,486 square feet;
                                              credit rating of A-/ Baa1), Robinsons-May (201,502 square feet, credit rating of
                                              A+/A1), Macy's (196,120 square feet, credit rating of BBB+/Baa1), JC Penney
                                              (250,053 square feet; credit rating of BBB-/Baa3)
--------------------------------------------------------------------------------------------------------------------------------
2000 ANCHOR SALES/SF(4):                      Neiman Marcus $408; Saks Fifth Avenue $239; Nordstrom $465;
                                              Robinsons-May $257; Macy's $280; JC Penney $160
--------------------------------------------------------------------------------------------------------------------------------
NATIONAL IN-LINE TENANTS:                              Tenant                  Square Footage         Lease End Date
                                              ----------------------------------------------------------------------------------
                                              Crate & Barrel                           10,400              6/30/2006
                                              Brooks Brothers                           8,911              3/31/2008
                                              Tiffany & Company                         6,315             12/31/2007
                                              Coach                                     1,661              1/31/2003
--------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                            99.6%
--------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(5):                           $332,000,000
--------------------------------------------------------------------------------------------------------------------------------
LTV (A NOTE)(6):                              51.2%
--------------------------------------------------------------------------------------------------------------------------------
U/W DSCR (A NOTE)(7):                         1.95x
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     On-going tax escrow.  Insurance escrow is required only if insurance is no longer carried under Sponsor's blanket policy.
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Springing
--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Defeasance permitted beginning two years after securitization.  Prepayment without penalty allowed starting three months prior to ARD.
--------------------------------------------------------------------------------------------------------------------------------
B NOTE:                                       $29,123,706 subordinated B Note will be offered in a separate private placement.
                                              The B Note does not receive principal until the A Note is paid in full.
================================================================================================================================

(1) Weighted average interest rate for the Fashion Valley Mall A Note Loan and the Fashion Valley Mall Companion Loan.
(2) Collateral square feet securing the Fashion Valley Mall Mortgaged Property totals 736,730 square feet.
(3) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of parent company if individual department store company is not rated.
(4) With the exception of Saks Fifth Avenue which reports its sales, anchor sales are estimates provided by the Borrower.
(5)  Based on third-party appraisal conducted in June 2001.
(6)  As of Cut-Off Date.
(7) Calculated based on underwritten net cash flow of $25,883,685 and actual debt constant of 7.79%.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

=================================================================================================================================
                                                       400 ATLANTIC STREET
=================================================================================================================================
A NOTE CUT-OFF DATE BALANCE:                 $87,000,000
---------------------------------------------------------------------------------------------------------------------------------
COUPON(1):                                   6.837%
---------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                               1/11/2012
---------------------------------------------------------------------------------------------------------------------------------
TERM TO MATURITY:                            10 years
---------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                30 years(2)
---------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                     Alan Landis, Scott Lawlor
---------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                    491,203 square foot, 15-story Class-A office building with parking decks totaling
                                             908 spaces
---------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                    Stamford, Connecticut
---------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                  1980; renovated 2001
---------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                           100%
---------------------------------------------------------------------------------------------------------------------------------
TENANTS:                                                          Approximate %    Square       Lease End    Credit Ratings
                                                   Tenant          of Base Rent    Footage         Date       (S&P/Moody's)
                                             ------------------------------------------------------------------------------------
                                             American Express               40%    192,638      9/30/2011(3)         A+/A1
                                             International                  28%    132,004      12/31/2015        BBB/Baa2
                                             Paper
                                             UBS                            16%     73,564       9/30/2007         AA+/Aa2
                                             Abbey National                  3%     17,580       6/30/2008          AA/Aa2
                                             Quick & Reilly                 .9%      4,615       7/31/2011           NA(4)
                                             Met Life Insurance             .5%      4,108      10/31/2002            A/A1
---------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(5):                          $200,000,000
---------------------------------------------------------------------------------------------------------------------------------
LTV (A NOTE) (6):                            43.5%
---------------------------------------------------------------------------------------------------------------------------------
U/W DSCR (A NOTE) (7):                       2.38x
---------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                    On-going for taxes, insurance, replacement and TI/LC reserves. An $8.5 million lease termination payment and total excess cash flow sweep in the event American Express exercises its 2008 termination option (requires 18 months notice).
---------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                     Hard
---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                  Defeasance permitted beginning two years after securitization.  Prepayment without penalty permitted two months prior to maturity.
---------------------------------------------------------------------------------------------------------------------------------
B NOTE:                                      $29,779,310 subordinated B Note will be offered in a separate private placement. The
                                             B Note does not receive principal until the A Note is paid in full.

---------------------------------------------------------------------------------------------------------------------------------
MEZZANINE LOAN:                              Mezzanine debt in the amount of approximately $27 million which is fully amortizing during the term of this loan and is subject to an Intercreditor Agreement which complies with rating agency guidelines.
=================================================================================================================================

(1) Weighted average interest rate for the 400 Atlantic Street A Note Loan and the Companion Loan.
(2) Amortization calculated based on combined principal balance of A Note and B Note. Additionally, from and after the 60th payment date, excess cash flow is swept and applied to principal in an amount equal to the lessor of (x) the excess cash flow from the property and (y) $76,667.
(3)  American Express has the right to terminate 9/30/2008.
(4) A subsidiary of FleetBoston Financial Corporation (rated A/A1 by S&P and Moody's, respectively).
(5)  Based on third-party appraisal dated as of October 2001.
(6)  As of the Cut-Off Date.
(7) Calculated based on underwritten net cash flow of $16,925,484 and actual debt constant of 8.19%.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

OTHER SIGNIFICANT MORTGAGE LOANS:

=============================================================================================================================
                                    PROPERTY         CUT-OFF DATE          %         U/W                       RATINGS
             NAME                     TYPE              BALANCE         OF DEAL    DSCR(1)     LTV(2)     (S&P/MOODY'S)(3)
-----------------------------------------------------------------------------------------------------------------------------
 U-Haul Portfolio(4)              Self-Storage        $50,418,599         4.1%      1.84x      54.8%          BBB-/Baa1
-----------------------------------------------------------------------------------------------------------------------------
 235 Second Street                   Office           $32,500,000         2.6%      1.41x      36.5%           BBB/Aa3
-----------------------------------------------------------------------------------------------------------------------------
 Westfield Portfolio(5)          Regional Mall/       $30,066,418         2.4%      1.60x(6)  54.2%(7)        BBB/Baa2
                                Anchored Retail
-----------------------------------------------------------------------------------------------------------------------------
 Lakeside at Loudon I & II(8)        Office           $22,430,632         1.8%      1.71x      60.3%          BBB-/Baa3
-----------------------------------------------------------------------------------------------------------------------------
 Tanamera Apartments              Multifamily         $41,199,970         3.3%      1.35x      72.2%             NA
-----------------------------------------------------------------------------------------------------------------------------
 First Bank & Trust Center           Office           $39,850,496         3.2%      1.64x      64.5%             NA
-----------------------------------------------------------------------------------------------------------------------------
 260 Eleventh Avenue                 Office           $35,912,633         2.9%      1.33x      69.1%             NA
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL/WEIGHTED AVERAGE:             --            $252,378,748       20.3%       1.56x      59.3%             --
=============================================================================================================================

(1)  Calculated based on underwritten net cashflow and actual debt constant.
(2)  Calculated based on Cut-Off Date Balance and related appraised value.
(3) S&P and Moody's have confirmed that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
(4) Consists of four cross-collateralized and cross-defaulted multiple property loans (U-Haul A: $12,945,100; U-Haul B: $14,583,455; U-Haul C: $11,397,598;
     U-Haul D: $11,492,445).
(5) Subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.
(6) Calculated based an underwritten net cash flow of $18,593,037 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).
(7) Calculated based on an appraised value of $235,000,000 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).
(8)  Consists of two cross-collateralized and cross-defaulted loans (Lakeside I:
     $9,769,787; Lakeside II: $12,660,846).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SIGNIFICANT MORTGAGE LOANS:

================================================================================================================================
                                                      U-HAUL PORTFOLIO(1):
================================================================================================================================
CUT-OFF DATE BALANCE:                         $50,418,599
--------------------------------------------------------------------------------------------------------------------------------
COUPON:                                       7.820%
--------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                   1/11/2012
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                1/11/2032
--------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD                                   10 years
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 30 years
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      SAC Holding Corporation
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                     37 self-storage properties containing 16,250 self-storage units with approximately 1,371,970 rentable square feet
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     20 states including five in California and seven in Texas
--------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                   Various
--------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE OVERALL OCCUPANCY:           84.7%
--------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(2):                           $91,940,000
--------------------------------------------------------------------------------------------------------------------------------
LTV(3):                                       54.8%
--------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(4):                                  1.84x
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     On-going for taxes, insurance and replacement reserves.
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Soft (Daily receipts are collected by an affiliated property manager and deposited within one business day into a clearing account controlled by the lender).
--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Defeasance permitted two years after securitization.  Prepayment without penalty allowed starting three months prior to maturity.
================================================================================================================================

(1) Consists of four cross-collateralized and cross-defaulted multiple property loans (U-Haul A: $12,945,100; U-Haul B: $14,583,455; U-Haul C: $11,397,598;
     U-Haul D: $11,492,445).
(2) Combined appraised values based on third-party appraisals dated as of October 2001 through December 2001.
(3) As of the Cut-Off Date calculated based on total loan proceeds and the combined appraised values.
(4)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

================================================================================================================================
                                                        235 SECOND AVENUE
================================================================================================================================
CUT-OFF DATE BALANCE:                         $32,500,000
--------------------------------------------------------------------------------------------------------------------------------
COUPON:                                       7.940%
--------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                   4/11/2012
--------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                4/11/2017
--------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD:                                  10 years
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 15 years
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      Mr. and Mrs. Robert Birmingham (75%) and the DeSilva Group (25%)
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                     Seven-story, Class-A office building containing 283,416 square feet
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     San Francisco, California
--------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                   1912/ renovated 2001
--------------------------------------------------------------------------------------------------------------------------------
TENANT:                                       CNET Networks Inc.
--------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                            100%
--------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(1):                           $89,100,000
--------------------------------------------------------------------------------------------------------------------------------
LTV(2):                                       36.5%
--------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(3) :                                 1.41x
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     On-going for taxes, insurance, replacement reserves and TI/LCs.
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Hard
--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Defeasance permitted beginning two years after securitization. Prepayment without penalty allowed starting 30 days prior to maturity.
--------------------------------------------------------------------------------------------------------------------------------
MEZZANINE LOAN:                               Mezzanine debt in the amount of approximately $14.5 million which is fully amortizing during the term of this loan and is subject to an Intercreditor
                                              Agreement which complies with rating agency guidelines.
================================================================================================================================

(1)  Based on third-party appraisal dated as of October 2001.
(2)  As of Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

===============================================================================================================================
                                                     WESTFIELD PORTFOLIO(1)
===============================================================================================================================
B NOTE CUT-OFF DATE BALANCE:                 $30,066,418
-------------------------------------------------------------------------------------------------------------------------------
COUPON:                                      7.820%(2)
-------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                  12/11/2009
-------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                               12/11/2029
-------------------------------------------------------------------------------------------------------------------------------
ORIGINAL TERM TO ARD                         10 years
-------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                30 years(3)
-------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                     Westfield America
-------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                    Downtown Plaza is a regional mall with 1,187,648 square feet of gross leasable area. Eastland Center is an 876,158 square foot power center.
-------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                    Downtown Plaza: Sacramento, California
                                             Eastland Center: West Covina, California
-------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                  Downtown Plaza: 1971/ renovated 1993
                                             Eastland Center: 1957/ expanded and renovated 1996/2001
-------------------------------------------------------------------------------------------------------------------------------
2001 IN-LINE SALES/SF:                       Downtown Plaza: $331
                                             Eastland Center: $290
-------------------------------------------------------------------------------------------------------------------------------
2001 IN-LINE COST OF OCCUPANCY:              Downtown Plaza: 14.9%
                                             Eastland Center: 7.2%
-------------------------------------------------------------------------------------------------------------------------------
ANCHORS(4):                                  Downtown Plaza: Macy's (332,500 square feet; credit rating of BBB+/Baa1), Macy's
                                             Men & Furniture (171,000 square feet; credit rating of BBB+/Baa1), California
                                             Department of Education (186,569 square feet; office tenant) Eastland Center:
                                             Target (122,000 square feet; credit rating A+/A2); Burlington Coat Factory
                                             (100,000 square feet); Mervyn's (79,800 square feet; credit rating A+/ A2) and
                                             Circuit City (33,471 square feet)
-------------------------------------------------------------------------------------------------------------------------------
2001 ANCHOR SALES/SF:                        Downtown Plaza: Macy's and Macy's Men and Furniture: $88 million (total store sales)
                                             Eastland Center: Target: $338; Burlington Coat Factory: $91; Mervyn's:
                                             $294 and Circuit City: (recently opened)
-------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE OVERALL OCCUPANCY:          97.8%
-------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(5):                          $235,000,000
-------------------------------------------------------------------------------------------------------------------------------
LTV (6):                                     54.2%
-------------------------------------------------------------------------------------------------------------------------------
U/W DSCR (7):                                1.60x
-------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                    Reserves for TI/LCs and operating expenses if DSCR falls below 1.25x or upon event of default.
-------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                     Hard
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                  Prepayment with yield maintenance permitted on or after December 11,
                                             2002. Defeasance permitted two years after securitization.  Prepayment without penalty permitted three months prior to maturity.
===============================================================================================================================

(1) Subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.
(2)  Based on the weighted average coupon.
(3) Pursuant to the A/B Note structure, the B Note does not receive any principal payments until the balance of the A Note is reduced to zero.
(4) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the parent if individual department store company is not rated.
(5)  Based on third party appraisal dated as of March 2002.
(6) Calculated based on an appraised value of $235,000,000 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).
(7) Calculated based an underwritten net cash flow of $18,593,037 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

===============================================================================================================================
                                                  LAKESIDE AT LOUDON I & II(1)
===============================================================================================================================
CUT-OFF DATE BALANCE:                         $22,430,632
-------------------------------------------------------------------------------------------------------------------------------
COUPON:                                       7.350%
-------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                   11/11/2011
-------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                                11/11/2031
-------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD:                                  10 years
-------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                                 30 years
-------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                      Buchanan Partners, LLC and Stone Hedge Investments
-------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                     Two adjacent Class A office properties totaling over 203,750 square feet
-------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                     Sterling, Virginia (Loudon County)
-------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                   1999 (Building I) and 2000 (Building II)
-------------------------------------------------------------------------------------------------------------------------------
MAJOR TENANTS(2):                             Building I: Cigital (40,014 sf; 22.2% base rent); Alpha Construction (13,737 sf;
                                              7.6% base rent); Orbital Science (13,394 sf; 7.4% base rent); Washington
                                              Radiology (11,961 sf; 4.9% base rent).

                                              Building II: Verisign (101,875 sf; 44.1% base rent).
-------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE OVERALL OCCUPANCY:           100%
-------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(3):                           $37,200,000
-------------------------------------------------------------------------------------------------------------------------------
LTV(4):                                       60.3%
-------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(5) :                                 1.71x
-------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                     $500,000 up-front for TI/LCs.  On-going for taxes, insurance, replacement reserves and TI/LCs.
-------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                      Hard
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                   Prepayment with yield maintenance permitted two years after securitization.
                                              Prepayment without penalty allowed starting four months prior to the
                                              Anticipated Repayment Date.
===============================================================================================================================

(1)  Consists of two cross-collateralized and cross-defaulted loans (Lakeside I:
     $9,769,787; Lakeside II: $12,660,846).
(2)  Calculated based on percentage of base rent of both buildings combined.
(3) Combined appraised values based on third-party appraisals dated as of July 2001.
(4) As of the Cut-Off Date calculated based on total loan proceeds and the combined appraised values.
(5)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

================================================================================================================================
                                                      TANAMERA APARTMENTS
================================================================================================================================
CUT-OFF DATE BALANCE:                 $41,199,970
-------------------------------------------------------------------------------------------------------------------------------
COUPON:                               6.960%
-------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                        2/11/2012
-------------------------------------------------------------------------------------------------------------------------------
TERM TO MATURITY:                     10 years
-------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                         30 years
-------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                              Thomas Hantges and Joseph  Milanowski,  President and CEO,  respectively of USA
                                      Capital
-------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                             Luxury apartment complex comprising 440 units in 55 two-story buildings
-------------------------------------------------------------------------------------------------------------------------------
LOCATION:                             Reno, Nevada
-------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                           1999/2000
-------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                    90%
-------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(1):                   $57,100,000
-------------------------------------------------------------------------------------------------------------------------------
LTV(2):                               72.2%
-------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(3):                          1.35x
-------------------------------------------------------------------------------------------------------------------------------
RESERVES:                             On-going for taxes and insurance.  Capex reserve of $146 per unit.
-------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                              Hard
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                           Defeasance  permitted  beginning four years after loan origination.  Prepayment  without penalty allowed starting one month prior to maturity.
===============================================================================================================================

(1)  Based on third-party appraisal dated as of October 2001.
(2)  As of Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

===============================================================================================================================
                                                  FIRST BANK AND TRUST CENTER
===============================================================================================================================
CUT-OFF DATE BALANCE:                 $39,850,496
-------------------------------------------------------------------------------------------------------------------------------
COUPON:                               7.250%
-------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:           10/11/2011
-------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                        10/11/2031
-------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD:                          10 years
-------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                         30 years
-------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                              Joseph C. Canizaro
-------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                             454,908 square foot, 22-story, Class A office building with a six-story parking garage with 1,917 spaces
-------------------------------------------------------------------------------------------------------------------------------
LOCATION:                             Metairie, Louisiana (five miles west of downtown New Orleans)
-------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                           1986; renovated 1996
-------------------------------------------------------------------------------------------------------------------------------
TENANTS:                              Tenant                              Square Feet     % of Base Rent      Lease End
                                      -----------------------------------------------------------------------------------------
                                      Ochsner Health Plan                      86,075              21.3%      5/31/2008
                                      University of Phoenix                    43,010              10.6%      3/31/2004
-------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                    93.1%
-------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(1):                   $61,750,000
-------------------------------------------------------------------------------------------------------------------------------
LTV(2):                               64.5%
-------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(3):                          1.64x
-------------------------------------------------------------------------------------------------------------------------------
RESERVES:                             Upfront and on-going reserves for taxes, insurance, replacement reserves and
                                      TI/LCs.
-------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                              Hard
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                           Defeasance permitted beginning two years after securitization.  Prepayment without penalty allowed starting three months prior to maturity.
===============================================================================================================================

(1)  Based on third-party appraisal dated as of January 2002.
(2)  As of Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

===============================================================================================================================
                                                      260 ELEVENTH AVENUE
===============================================================================================================================
CUT-OFF DATE BALANCE:                       $35,912,633
-------------------------------------------------------------------------------------------------------------------------------
COUPON:                                     7.700%
-------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:                 1/11/2013
-------------------------------------------------------------------------------------------------------------------------------
MATURITY DATE:                              1/11/2027
-------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD:                                11 years
-------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                               25 years
-------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                                    Harry Feldman, Jules Demchick and David Feinberg
-------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                                   Seven-story office building and a six-story office building inter-connected to form one complex with a combined 209,600 rentable square feet.
-------------------------------------------------------------------------------------------------------------------------------
LOCATION:                                   New York, New York
-------------------------------------------------------------------------------------------------------------------------------
YEAR BUILT:                                 1911/ 1940; renovated 2002
-------------------------------------------------------------------------------------------------------------------------------
MAJOR TENANTS:                              Tenant                        Square Feet    % of Base Rent      Lease End Date
                                            -----------------------------------------------------------------------------------
                                            City of New York's Human          200,000             98.2%       10/31/2021(1)
                                            Resources Administration
                                            Chelsea Motor Rental                9,600              1.8%           1/31/2003
-------------------------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:                          100%
-------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(2):                         $52,000,000
-------------------------------------------------------------------------------------------------------------------------------
LTV(3):                                     69.1%
-------------------------------------------------------------------------------------------------------------------------------
U/W DSCR(4) :                               1.33x
-------------------------------------------------------------------------------------------------------------------------------
RESERVES:                                   On-going for taxes, insurance, replacement reserves and TI/LCs.
                                            Additional reserves are collected if New York City gives notice that it is exercising its termination option in the 12th year of lease term.
-------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                                    Hard
-------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT:                                 Defeasance permitted beginning two years after securitization.  Prepayment without penalty allowed starting three months prior to maturity.
===============================================================================================================================

(1)  City of New York has the right to terminate the lease on 11/1/2013.
(2)  Based on third-party appraisal dated as of December 2001.
(3)  As of Cut-Off Date.
(4)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

ANTICIPATED REPAYMENT DATE LOANS:

                         22 Mortgage Loans, representing 43.1% of the Initial Pool Balance, provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date" or "ARD") prior to maturity set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the mortgaged property, as determined in the related mortgage, to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on, after, and in some cases, for a short period prior to, the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

DETAILED MONTHLY INVESTOR REPORTING:

                         Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

            NAME OF REPORT                            DESCRIPTION (INFORMATION PROVIDED)
-----------------------------------------------------------------------------------------------------------
1   Distribution Date Statement           Principal and interest distributions, principal balances
-----------------------------------------------------------------------------------------------------------
2   Mortgage Loan Status Report           Portfolio stratifications
-----------------------------------------------------------------------------------------------------------
3   Comparative Financial Status Report   Revenue, NOI, DSCR to the extent available
-----------------------------------------------------------------------------------------------------------
4   Delinquent Loan Status Report         Listing of delinquent mortgage loans
-----------------------------------------------------------------------------------------------------------
5   Historical Loan Modification Report   Information on modified mortgage loans
-----------------------------------------------------------------------------------------------------------
6   Historical Liquidation Report         Net Liquidation proceeds and realized losses
-----------------------------------------------------------------------------------------------------------
7   REO Status Report                     NOI and value of REO
-----------------------------------------------------------------------------------------------------------
8   Servicer Watch List                   Listing of loans in jeopardy of becoming specially serviced
-----------------------------------------------------------------------------------------------------------
9   Loan Payoff Notification Report       Listing of loans where borrower has requested a pay-Off statement

ADVANCING(1):            The Master Servicer generally will be obligated to make
                         advances of scheduled principal and interest payments
                         (excluding balloon payments and subject to reduction for Appraisal Reduction Amounts) and certain servicing and property expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related Mortgage Loan. If the Master
                         Servicer (or in the case of the Westfield Portfolio
                         Loan, the master servicer under the other securitization) fails to make a required Advance, the Trustee and Fiscal Agent will be obligated to make such advances.

CONTROLLING CLASS(1):    The Controlling Class will generally be the most
                         subordinate class with a Certificate Balance outstanding that is at least 25% of the initial
                         Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling
                         Class will also have the right to select a representative that may direct or advise the Special
                         Servicer with respect to special servicing actions subject to the servicing standards set in the Pooling and Servicing Agreement. However, in the case of the Fashion Valley Mall Mortgage Loan and the 400 Atlantic
                         Street Loan, for so long as the principal amount of the corresponding Companion Loan (B Notes) (net of any existing related Appraisal Reduction Amounts) are at least 25% of the original principal amounts of such Companion Loans, the holders of such Companion Loans will have the right to direct or advise the Special
                         Servicer with respect to significant special servicing actions for the Fashion Valley Mall Mortgage Loan and
                         400 Atlantic Street Loan and the corresponding
                         Companion Loans.

(1) Does not include the subordinate Companion Loan of the senior Westfield Portfolio loan which was securitized in LB-UBS 2000 C-3, although the controlling class has approval rights with respect to significant servicing events such as foreclosure or loan modification in connection with the Westfield Portfolio Loan.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

                             GENERAL CHARACTERISTICS
            =========================================================
                      CHARACTERISTICS
            ---------------------------------------------------------
                   Initial Pool Balance            $1,240,331,093
            ---------------------------------------------------------
                      Number of Loans                   141
            ---------------------------------------------------------
                         Gross WAC                     7.187%
            ---------------------------------------------------------
                      Original WAM(1)                106 months
            ---------------------------------------------------------
                     Remaining WAM(1)                103 months
            ---------------------------------------------------------
                  Average Loan Balance(2)            $8,796,674
            ---------------------------------------------------------
                 Weighted Average U/W DSCR             1.56x
            ---------------------------------------------------------
                 WA LTV at Maturity/ARD(1)             57.1%
            ---------------------------------------------------------
                   Geographic Diversity         34 states and D.C.
            ---------------------------------------------------------
                   Balloon or ARD Loans                 100%
            =========================================================
            (1) Assumes ARD loans pay in full on their anticipated
                repayment dates.
            (2) $7,074,324 when excluding the two A Note Investment
                Grade Loans.

                                 PROPERTY TYPES
            ========================================================
                                                % OF INITIAL POOL
                      PROPERTY TYPES                 BALANCE
            --------------------------------------------------------
                          Retail                        36.9%
            --------------------------------------------------------
                          Office                        32.0%
            --------------------------------------------------------
                        Multifamily                     16.2%
            --------------------------------------------------------
                       Self Storage                      6.0%
            --------------------------------------------------------
                   Industrial/Warehouse                  5.4%
            --------------------------------------------------------
                     Mobile Home Park                    1.9%
            --------------------------------------------------------
                           Hotel                         1.7%
            ========================================================
                          TOTAL:                       100.0%


                                             COLLATERAL SUMMARY BY PROPERTY TYPE

====================================================================================================================================
                                                                                                                    WA
                                 AGGREGATE         % OF         AVERAGE      GROSS      REM.                     OCCUPANCY
                        # OF    CUT-OFF DATE   INITIAL POOL  CUT-OFF DATE     WAC       WAM       WA       WA     RATE (%)   BALLOON
       PROPERTY TYPE    PROP.    BALANCE ($)     BALANCE      BALANCE ($)     (%)      (MOS)      LTV     DSCR      (1)       %(2)
------------------------------------------------------------------------------------------------------------------------------------
RETAIL                    48     $458,277,097      36.9%       $9,547,440    7.056%      96     63.6%    1.60x    97.8%      90.0%
------------------------------------------------------------------------------------------------------------------------------------
    Regional Mall         2      $191,152,274      15.4%      $95,576,137    6.646%      81     51.5%    1.91x    99.3%      91.4%
------------------------------------------------------------------------------------------------------------------------------------
    Other Anchored(3)     34     $227,099,771      18.3%       $6,679,405    7.371%     106     73.0%    1.36x    96.6%      89.4%
------------------------------------------------------------------------------------------------------------------------------------
    Unanchored            12      $40,025,052      3.2%        $3,335,421    7.225%     110     68.4%    1.51x    96.9%      86.7%
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                    26     $396,366,365      32.0%      $15,244,860    7.322%     117     60.9%    1.62x    97.2%      83.0%
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY               37     $200,850,957      16.2%       $5,428,404    6.968%      95     75.2%    1.36x    95.1%      90.2%
------------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE              46      $74,011,418      6.0%        $1,608,944    7.818%     118     56.4%    1.71x    85.1%      86.9%
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL/WAREHOUSE      32      $66,547,112      5.4%        $2,079,597    7.076%      83     73.6%    1.39x    96.8%      90.2%
------------------------------------------------------------------------------------------------------------------------------------
MOBILE HOME PARK          12      $23,209,094      1.9%        $1,934,091    7.315%     115     75.7%    1.35x    98.1%      85.0%
------------------------------------------------------------------------------------------------------------------------------------
HOTEL                     1       $21,069,051      1.7%       $21,069,051    7.600%      52     63.5%    1.50x     NA        93.3%
====================================================================================================================================
TOTAL/AVG./WTD. AVG:     202   $1,240,331,093      100%        $6,140,253     7.187%    103     65.0%    1.56x     96.3%(4)  87.6%
====================================================================================================================================

(1)  Assumes ARD loans pay in full on their anticipated repayment dates.
(2) Percent of the balloon balance at maturity as a percentage of the Cut-Off Date Balance.
(3)  Includes properties with single tenants that are nationally recognized.
(4)  Excludes hotels.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                             LOAN SIZE DISTRIBUTION
          ============================================================
               CUT-OFF DATE BALANCE          # OF      % OF INITIAL
                    RANGES ($)               LOANS     POOL BALANCE
          ------------------------------------------------------------
                    <= 2,000,000              29            3.0%
          ------------------------------------------------------------
               2,000,001 - 6,000,000          55           14.6%
          ------------------------------------------------------------
              6,000,001 - 10,000,000          23           13.7%
          ------------------------------------------------------------
              10,000,001 - 15,000,000         15           14.8%
          ------------------------------------------------------------
              15,000,001 - 20,000,000          7            9.6%
          ------------------------------------------------------------
              20,000,001 - 25,000,000          4            7.1%
          ------------------------------------------------------------
              25,000,001 - 75,000,000          6           16.5%
          ------------------------------------------------------------
             75,000,001 - 100,000,000          1            7.0%
          ------------------------------------------------------------
                  150,000,000 > =              1           13.7%
          ============================================================
                      TOTAL:                  141         100.0%
          ============================================================
          Min: $476,004
          Max: $170,000,000
          Avg:$8,796,674

                          REMAINING TERM TO MATURITY(1)
          ============================================================
                                             # OF       % OF INITIAL
                      MONTHS                 LOANS      POOL BALANCE
          ============================================================
                       49-60                  21            11.5%
          ------------------------------------------------------------
                       73-84                  19            20.0%
          ------------------------------------------------------------
                       85-96                   2             2.5%
          ------------------------------------------------------------
                      97-108                   1             0.5%
          ------------------------------------------------------------
                      109-120                 96            60.0%
          ------------------------------------------------------------
                      121-132                  2             5.5%
          ============================================================
                      TOTAL:                  141          100.0%
          ============================================================
          (1) Assumes ARD Loans mature on their anticipated repayment dates.
          Min: 52 months
          Max: 130 months
          Wtd. Avg:103 months

                             GROSS RATE DISTRIBUTION
          ============================================================
                                                       % OF INITIAL
                 GROSS RATE RANGES           # OF          POOL
                        (%)                  LOANS        BALANCE
          ------------------------------------------------------------
                   6.251 - 6.500               4            16.6%
          ------------------------------------------------------------
                   6.501 - 6.750              24             8.3%
          ------------------------------------------------------------
                   6.751 - 7.000              13            14.1%
          ------------------------------------------------------------
                   7.001 - 7.250              26            15.0%
          ------------------------------------------------------------
                   7.251 - 7.500              25            14.4%
          ------------------------------------------------------------
                   7.501 - 7.750              31            16.4%
          ------------------------------------------------------------
                   7.751 - 8.000              17            15.1%
          ------------------------------------------------------------
                   9.001 - 9.250               1             0.1%
          ============================================================
                      TOTAL:                  141          100.0%
          ============================================================
          Min: 6.350%
          Max: 9.125%
          Wtd. Avg:7.187%

                           REMAINING AMORTIZATION TERM
          ============================================================
                                             # OF      % OF INITIAL
                      MONTHS                 LOANS     POOL BALANCE
          ------------------------------------------------------------
                      169-180                  1            2.6%
          ------------------------------------------------------------
                      193-204                  1            0.2%
          ------------------------------------------------------------
                      229-240                  1            0.1%
          ------------------------------------------------------------
                      289-300                 23           10.8%
          ------------------------------------------------------------
                      313-324                  1            1.3%
          ------------------------------------------------------------
                      337-348                  5            6.3%
          ------------------------------------------------------------
                      349-360                 109          78.6%
          ============================================================
                         TOTAL:               141       100.0%
          ============================================================
          Min: 180 months
          Max: 360 months
          Wtd. Avg:344 months

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
                                   (U/W DSCR)
           ===========================================================
                                                       % OF INITIAL
                    CUT-OFF DATE             # OF          POOL
                    DSCR RANGES              LOANS        BALANCE
           -----------------------------------------------------------
                       <=1.19                  1           0.3%
           -----------------------------------------------------------
                     1.20-1.29                33          17.9%
           -----------------------------------------------------------
                     1.30-1.39                52          31.1%
           -----------------------------------------------------------
                     1.40-1.49                21           9.1%
           -----------------------------------------------------------
                     1.50-1.59                16           7.9%
           -----------------------------------------------------------
                     1.60-1.69                 6           7.1%
           -----------------------------------------------------------
                     1.70-1.79                 4           2.3%
           -----------------------------------------------------------
                     1.80-1.89                 2           1.8%
           -----------------------------------------------------------
                     1.90-1.99                 2          14.7%
           -----------------------------------------------------------
                       2.00>=                  4           7.6%
           ===========================================================
                       TOTAL:                 141        100.0%
           ===========================================================
           Min: 1.14x
           Max: 2.50x
           Wtd. Avg:1.56x

                               OCCUPANCY RATES(1)
           ===========================================================
                                                       % OF INITIAL
               CUT-OFF DATE OCCUPANCY        # OF          POOL
                     RANGES (%)              LOANS        BALANCE
           -----------------------------------------------------------
                       <=65.0                  2            0.4%
           -----------------------------------------------------------
                     65.1-85.0                10            4.7%
           -----------------------------------------------------------
                     85.1-90.0                10            4.9%
           -----------------------------------------------------------
                     90.1-95.0                27           18.0%
           -----------------------------------------------------------
                       95.1>=                 91           72.0%
           ===========================================================
                       TOTAL:                 140         100.0%
           ===========================================================
           (1)  Excluding hotels
           Min: 53.7%
           Max: 100%
           Wtd. Avg:96.3%

                           LOAN TO VALUE RATIOS (LTV)
           ===========================================================
                                                       % OF INITIAL
                    CUT-OFF DATE             # OF          POOL
                   LTV RANGES (%)            LOANS        BALANCE
           -----------------------------------------------------------
                       35-45                   4           10.0%
           -----------------------------------------------------------
                       45-55                   9           20.9%
           -----------------------------------------------------------
                       55-60                   6            3.2%
           -----------------------------------------------------------
                       60-65                  10            8.2%
           -----------------------------------------------------------
                       65-70                  17            9.8%
           -----------------------------------------------------------
                       70-75                  47           22.0%
           -----------------------------------------------------------
                       75-80                  48           26.0%
           ===========================================================
                       TOTAL:                 141         100.0%
           ===========================================================
           Min: 36.5%
           Max: 79.9%
           Avg:65.0%

                         MATURITY DATE/ARD LOAN TO VALUE
           ===========================================================
                                                       % OF INITIAL
                 MATURITY DATE/ARD           # OF          POOL
                   LTV RANGES (%)            LOANS        BALANCE
           -----------------------------------------------------------
                    15.01-20.00                1            2.6%
           -----------------------------------------------------------
                    30.01-35.00                2            0.3%
           -----------------------------------------------------------
                    35.01-40.00                1            7.0%
           -----------------------------------------------------------
                    40.01-45.00                4            3.3%
           -----------------------------------------------------------
                    45.01-50.00                11          20.0%
           -----------------------------------------------------------
                    50.01-55.00                6            5.3%
           -----------------------------------------------------------
                    55.01-60.00                16           9.0%
           -----------------------------------------------------------
                    60.01-65.00                26          14.1%
           -----------------------------------------------------------
                    65.01-70.00                48          26.3%
           -----------------------------------------------------------
                    70.01-75.00                24          11.0%
           -----------------------------------------------------------
                    75.01-80.00                2            1.1%
           ===========================================================
                       TOTAL                  141         100.0%
           ===========================================================
           Min:17.5%
           Max: 75.7%
           Wtd. Avg: 57.1%

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                             GEOGRAPHIC DISTRIBUTION
           ===========================================================
                                           # OF        % OF INITIAL
                     STATE              PROPERTIES     POOL BALANCE
           -----------------------------------------------------------
                   California               31            31.00%
           -----------------------------------------------------------
                     Texas                  37             9.23%
           -----------------------------------------------------------
                  Connecticut                4             7.71%
           -----------------------------------------------------------
                    Florida                 24             7.33%
           -----------------------------------------------------------
                    Maryland                 8             7.26%
           -----------------------------------------------------------
                    New York                12             7.11%
           -----------------------------------------------------------
                     Nevada                  5             6.77%
           -----------------------------------------------------------
                   Louisiana                 5             3.92%
           -----------------------------------------------------------
                    Virginia                 7             2.95%
           -----------------------------------------------------------
                 North Carolina             11             2.88%
           -----------------------------------------------------------
                    Georgia                  5             1.97%
           -----------------------------------------------------------
                   Tennessee                 2             1.77%
           -----------------------------------------------------------
                    Arizona                 12             1.71%
           -----------------------------------------------------------
                    Kentucky                 3             0.99%
           -----------------------------------------------------------
                   Wisconsin                 2             0.92%
           -----------------------------------------------------------
                 New Hampshire               2             0.88%
           -----------------------------------------------------------
                    Indiana                  1             0.73%
           -----------------------------------------------------------
                   New Jersey                2             0.67%
           -----------------------------------------------------------
                   Minnesota                 2             0.58%
           -----------------------------------------------------------
                    Michigan                 3             0.47%
           -----------------------------------------------------------
                  Pennsylvania               2             0.45%
           -----------------------------------------------------------
                      Ohio                   4             0.44%
           -----------------------------------------------------------
                    Missouri                 2             0.37%
           -----------------------------------------------------------
                 South Carolina              2             0.35%
           -----------------------------------------------------------
                     Kansas                  2             0.33%
           -----------------------------------------------------------
                    Alabama                  2             0.30%
           -----------------------------------------------------------
                     Hawaii                  1             0.20%
           -----------------------------------------------------------
                Washington, D.C.             1             0.15%
           -----------------------------------------------------------
                    Colorado                 2             0.14%
           -----------------------------------------------------------
                     Maine                   1             0.13%
           -----------------------------------------------------------
                    Oklahoma                 1             0.09%
           -----------------------------------------------------------
                 Massachusetts               1             0.07%
           -----------------------------------------------------------
                    Arkansas                 1             0.06%
           -----------------------------------------------------------
                  Rhode Island               1             0.05%
           -----------------------------------------------------------
                     Oregon                  1             0.03%
           ===========================================================
                     TOTAL                  202           100.0%
           ===========================================================

     ======================================================================
                                       NUMBER           % OF INITIAL
               LOAN TYPE              OF LOANS          POOL BALANCE
     ----------------------------------------------------------------------
                Balloon                 119                 56.9%
     ----------------------------------------------------------------------
               ARD Loan                  22                 43.1%
     ======================================================================
                TOTAL:                  141                100.0%
     ======================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).